Exhibit 10.13

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: May 13, 2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)
cone	Syringe Destroyer BD-300C	300	$80.00	$24,000.00

			TOTAL:	$24,000.00

1、Trade Terms：EXW

2、Payment Terms：T/T in advance

3、Shipment terms：By air transport

4、by Contract of 22/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: May 13, 2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES(RMB)	TOTAL VALUE (RMB)
one	Syringe Destroyer BD-300C	800	$70.00	$56,000.00	¥494.97	¥395,976.00

			TOTAL:	$56,000.00		¥395,976.00

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

1.            Trade Terms：EXW

2.            Payment Terms：T/T in advance

3.            Shipment terms：By air transport

4.            by Contract of 22/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: May 25, 2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES(RMB)	TOTAL VALUE (RMB)
one	Automatic Soap Dispenser YK1808-spray	700	$19.30	$13,510.00	¥136.47	¥95,529.21
two	Automatic Soap Dispenser YK1808-spray	300	$19.30	$5,790.00	¥136.47	¥40,941.09
			TOTAL:	$19,300.00		¥136,470.30

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

1.            Trade Terms：EXW

2.            Payment Terms：T/T in advance

3.            Shipment terms：By air transport

4.            by Contract of 25/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: 18/8/2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES(RMB)	TOTAL VALUE (RMB)
one	Automatic Soap Dispenser YK1808-spray	2000	$19.50	$39,000.00	¥133.57	¥267,142.20

			TOTAL:	$39,000.00		¥267,142.20

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

1.            Trade Terms：EXW

2.            Payment Terms：T/T in advance

3.            Shipment terms：By air transport

4.            by Contract of 18/08/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 8/F, Yi Fang Building, No.315 Shuang Ming Blvd, Guangming Dist., Shenzhen, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

Invoice No.: *

18/9/2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	3000	12.00	$36,000.00	¥81.36	¥244,065.60
			TOTAL:	$36,000.00		¥244,065.60

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

Address: 127051, Moscow, Tsvetnoi b., B. 30-1-1-14T

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

Conditions contract:

1、Trade Terms: EXW

2、Payment Terms: 100% of the total contract price USD36,000 shall be paid by Buyer to Seller by Telegraphic Transfer(T/T) after signing of this agreement before the shipment.

Seller’s account:

Beneficiary Name: SHENZHEN BESTMAN INSTRUMENT CO., LTD

Beneficiary Bank: AGRICULTURAL BANK OF CHINA SHENZHEN

Account Number: 4100 8200 040 009 605

SWIFT: ABOCCNBJ410

3、Shipment terms: by Air to Russia

4、Contract: 9/18/2020

5、Packing: color box per unite (60pcs in one carton)

6、Insurance: NO Insurance agreed by each other

7、Force Majure:

Neither party shall be held responsible for failure or delay to perform all or any part of its obligation under this Contract due to Force Majeure event, such as plague, flood, serious fire, earthquake, snowstorm, drought, hailstorm, hurricane, war, government prohibition, or any other events that are unforeseeable at the time of the execution of this Contract and could not be controlled, avoided or overcome by such party. However, the party who’s performance is affected by the event of Force Majeure shall give a notice to the other party of its occurrence as soon as possible and a certificate or a document of the occurrence of the Force Majeure event issued by the relative authority or a neutral independent third party shall be sent to the other party not later than_fifteen_(15) days after its occurrence.

8、Effectiveness of the Contract and Miscellaneous:

This Contract shall become effective on the date of both parties have signed the original contract.

One contract for each party.

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 8/F, Yi Fang Building, No.315 Shuang Ming Blvd, Guangming Dist., Shenzhen, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES(RMB)	TOTAL VALUE (RMB)
one	Vascular Doppler 520P	3	$2,144.33	$6,433.00	¥14,135.64	¥42,406.98

			TOTAL:	$6,433.00		¥42,406.98

Contract

No.: *

DATE: Nov.18.2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

1.            Trade Terms：EXW

2.            Payment Terms：T/T in advance

3.            Shipment terms：By air transport

4.            by Contract of 11/18/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

ITEM	DESCRIPTION	QUANTITY (PCS)	☐.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	600	$23.00	$13,800.00	¥162.59	¥97,552.20

			TOTAL:	$13,800.00		¥97,552.20

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: Apr.22.2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

5、Trade Terms：EXW

6、Payment Terms：T/T in advance

7、Shipment terms：By air transport

8、by Contract of 30/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

ITEM	DESCRIPTION	QUANTITY (PCS)	☐.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	15	$23.00	$345.00	¥162.59	¥2,438.81

			TOTAL:	$345.00		¥2,438.81

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: Apr.28.2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

1.            Trade Terms：EXW

2.            Payment Terms：T/T in advance

3.            Shipment terms：By air transport

4.            by Contract of 30/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	171	32.50	$5,557.50	¥229.74	¥39,285.97
			TOTAL:	$5,557.50		¥39,285.97

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26411423/26416184	Fax: +86 0755-26495167/26411684

Contract

No.: *

DATE: Mar.18.2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

9、Trade Terms：EXW

10、Payment Terms：T/T in advance

11、Shipment terms：By air transport

12、by Contract of 30/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	171	32.50	$5,525.00	¥229.92	¥39,085.58
			TOTAL:	$5,525.00		¥39,085.58

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel:+86 0755-26411423/26416184	Fax:+86 0755-26495167/26411684

Contract

No.: *

DATE: Mar.18.2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

13、Trade Terms：EXW

14、Payment Terms：T/T in advance

15、Shipment terms：By air transport

16、by Contract of 30/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	$20.00	$54.25	$1,085.00	¥383.49	¥7,669.87
			TOTAL:	$1,085.00		¥7,669.87

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel:+86 0755-26411423/26416184	Fax:+86 0755-26495167/26411684

Contract

No.: *

DATE: Mar.18.2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

17、Trade Terms：EXW

18、Payment Terms：T/T in advance

19、Shipment terms：By air transport

20、by Contract of 30/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	3300	$27.27	$90,000.90	¥194.50	¥641,841.42

			TOTAL:	$90,000.90		¥641,841.42

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: May 30, 2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

21、Trade Terms：EXW

22、Payment Terms：T/T in advance

23、Shipment terms：By air transport

24、by Contract of 30/05/2020

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Add: 4/F, Block 210, 2nd Industrial Area of Nanyou, Nanshan Dist., Shenzhen 518052, P.R.China

Tel: +86 0755-26713783/26713784	Fax: +86 0755-26495167/26713783

Contract

No.: *

DATE: May 13, 2020

Sellers: SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers: BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED

The Sellers agree to sell and the Buyers agree to buy the undermentioned goods on the terms and conditions stated below：

25、Trade Terms：EXW

26、Payment Terms：T/T in advance

27、Shipment terms：By air transport

28、by Contract of 30/04/2020

ITEM	DESCRIPTION	QUANTITY (PCS)	U.PRICES (USD)	TOTAL VALUE (USD)	PRICES (RMB)	TOTAL VALUE (RMB)
one	Infrared thermometer BFT-866	600	$35.00	$21,000.00	¥247.42	¥148,449.00

			TOTAL:	$21,000.00		¥148,449.00

Sellers:

SHENZHEN BESTMAN INSTRUMENT CO., LTD.

Buyers:

BESTMAN INSTRUMENT (HONG KONG) CO., LIMITED.